Exhibit 10.6


                              TERMINATION AGREEMENT


TERMINATION AGREEMENT dated the 1st day of March, 2004, and effective as of October 1, 2003 (the "Agreement"), by and between Viral Genetics, Inc., a Delaware corporation ("Viral Genetics"), and New York International Commerce Group, Inc., a Nevada corporation ("NYIC").


                               WI T N E S S E T H:


WHEREAS, Viral Genetics and NYIC are parties to a Mutual Cooperation and Joint Venture Agreement, dated March 25, 2002, as amended by the Amendment to the Mutual Cooperation and Joint Venture Agreement made and entered into as of July 1, 2003 (jointly, the "Joint Venture Agreement"), pursuant to which Viral Genetics and NYIC agreed to jointly exploit the Intellectual Property Rights and Products in the Territory; and;


WHEREAS, subject to the terms and conditions herein, the Parties agree to terminate the Joint Venture Agreement and the cooperative venture contemplated therein.


NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged, the parties hereto agree as follows:


1. Definitions. Except for those terms expressly defined herein, capitalized terms used herein shall have the same meanings herein as are given to such terms under the Joint Venture Agreement.

2. Termination; Distribution of Assets. Upon the execution and delivery of this Agreement, the Joint Venture Agreement and the cooperative venture contemplated under the Joint Venture Agreement is hereby terminated and Viral Genetics and NYIC shall not have any obligations or duties to the other under the Joint Venture Agreement, except as expressly specified herein.

3. Exploitation in the Territory, Assistance of NYIC. NYIC irrevocably agrees that Viral Genetics shall be free to exploit the Intellectual Property in the Territory and to market, manufacture and sell Products in the Territory as Viral Genetics determines appropriate. Notwithstanding the termination of the Joint Venture Agreement as provided for herein, NYIC

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agrees that during the Term (as hereinafter defined) NYIC shall have its directors and officers reasonably available to consult (in the form of providing advice) with Viral Genetics about doing business in the PRC and elsewhere in the Territory, upon the mutual convenience of the parties. It is agreed that the directors and officers of NYIC shall not be required to spend any specific amount of time providing the assistance to Viral Genetics as contemplated by this Section 3. The directors and officers of NYIC shall not be required to travel in connection with any such consulting session and Viral Genetics acknowledges that the provision of any requested consulting services is subject to the other commitments of the directors and officers of NYIC. Viral Genetics shall pay for in advance any out-of-pocket costs and expenses that may be incurred in providing any requested consulting services contemplated by this
Section 3.

4. Purchase of Assets. NYIC agrees to sell and Viral Genetics agrees to purchase all of the assets of NYIC located in the People's Republic of China, as listed in Schedule A (the "Assets"), for a purchase price of $1. The parties agrees to execute, cause or give effect to such other agreements, title transfers, assignments, or other documents or actions as are required in order to effect said asset purchase. The parties shall act as promptly as reasonably possible. The Parties agree that the cost of establishing clear title by NYIC to the Assets would be prohibitive in relation to the estimated aggregate value of the Assets and given their location in China. In lieu of this, NYIC represents in good faith that NYIC has no knowledge of any circumstances that would preclude the legal transfer of title or other valid form of ownership to Viral under this Agreement, and to the best of its knowledge, the Assets represent physical goods which exist as of the date hereof.. NYIC makes no representation as to the physical condition of the Assets, and Viral accepts such Assets in "AS IS" and "WHERE IS" condition. NYIC forgoes any and all claims to the Assets, whether past, present or future.

5. Mr. Richard Liu. NYIC agrees that notwithstanding anything set forth in the Joint Venture Agreement, following the execution and delivery of this Agreement, Mr. Richard Liu ("Liu") shall resign as an officer of NYIC and Viral Genetics shall be free to hire or otherwise retain the services of Liu. Concurrently with the execution and delivery of this Agreement, Viral Genetics shall use its best efforts to cause Liu to grant to NYIC, and NYIC shall grant to Liu a general release relating to any matter arising out of Liu being an officer, director or employee of NYIC or in any way relating to the transactions contemplated by the Joint Venture Agreement from the beginning of time to the date of the release. The release from Liu shall be in form, substance and scope that is reasonably satisfactory to NYIC. Failure to obtain such release shall not affect the right of Viral Genetics to employ Liu pursuant to this Section 5.

6. Consideration. In consideration of NYIC agreeing to terminate the Joint Venture Agreement, the parties agree as follows:
         (a) Royalty.
                  (i) Viral Genetics agrees that either it or any other present or future entity through which they may engage in business, operations or activities in the Territory, shall pay a royalty to NYIC equal to five percent (5%) (the "Royalty") of all Gross Profits obtained by them from the sale of Products in the Territory, for the period commencing on the date of this Agreement and ending fifteen (15) years from and including said date. There shall be no minimum Royalty payable to NYIC.

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                  (ii) The Royalty will be paid on a calendar quarterly basis, no later than forty-five (45) days after the applicable quarter and each payment shall be accompanied by a statement (the "Royalty Statement"), which shall be certified as being accurate by Viral Genetics' Chief Financial Officer, which shall set forth in reasonable detail the calculation of Gross Profits for the quarter and the amount of the Royalty payable to NYIC. The royalty shall be paid to NYIC in U.S. Dollars.
                  (iii) NYIC shall have the right to dispute any Royalty Statement that it objects to and to conduct an audit (using experts and advisors chosen by NYIC) of Viral Genetics solely for purposes of determining the amount of the Royalty payable to NYIC. NYIC shall bear its own costs and expenses incurred with any such dispute or audit; provided that if as a result thereof the amount of the Royalty payable to NYIC is increased from that which was shown on the Royalty Statement by more than $10,000, then Viral Genetics shall reimburse NYIC for such costs and expenses. Said audit shall be conducted in a manner that does not interfere with the ability of Viral Genetics to conduct its day to day business, or otherwise materially impact Viral Genetics' operations.
                  (iv) NYIC shall not have the right to dispute any Royalty Statement, unless NYIC notifies Viral Genetics in writing within 180 days after NYIC's receipt of the applicable Royalty Statement that NYIC disputes the Royalty Statement, and such notice shall describe in reasonable detail the nature of the dispute.
                  (v) For purposes hereof, "Gross Profits" shall be defined as in the Joint Venture Agreements. For purposes of determining Gross Profits and the amount of the Royalty payable to NYIC, any amounts which are included in any Gross Profits which are received by Viral Genetics in a currency other than U.S. Dollars shall be converted to U.S. Dollars as of the last day of the relevant quarter, regardless of whether or not such amounts were actually so converted or repatriated out of the Territory.

         (b) Other Consideration. Within not less than five (5) business days of the execution and delivery of this Agreement
                  (i) Viral Genetics shall deliver to NYIC certificates representing o (o) fully-paid and non-assessable shares of the common stock of Viral Genetics;
                  (ii) Viral Genetics shall deliver to NYIC options to purchase shares of the common stock of Viral Genetics as follows and otherwise in the form attached hereto as Exhibit A:
                           (1) an option to purchase o (o) shares of the common
                  stock of Viral Genetics at a price of $o per share, exercisable until April 1, 2007;
                           (2) an option to purchase o (o) shares of the common
                  stock of Viral Genetics at a price of $o per share, exercisable until April 1, 2007;

7. Release by Viral Genetics. As of the date of this Agreement and subject to the terms and conditions herein, Viral Genetics for itself and on behalf of its present and former officers, directors, employees, representatives, parent and subsidiary entities, successors and assigns (the "Viral Genetics Releasors") hereby forever releases NYIC, its shareholders, its present and former officers and directors, employees, agents, affiliates, subsidiary or parent corporations, representatives, insurers, attorneys, successors and assigns or anyone acting on their behalf (the "NYIC Releasees"), from any and all claims, suits, debts, liens, liabilities, losses, causes of

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action, rights, damages, demands, obligations, promises, costs and expenses
(including, without limitation, attorneys' fees and expenses) of every kind, nature and description, in law or in equity, whether known or unknown, or known in the future, fixed or contingent, billed or unbilled, suspected, disclosed or undisclosed, claimed or concealed from the beginning of time through the date hereof, which against the NYIC Releasees (or any of them) the Viral Genetics Releasors (or any of them) ever had or now have in connection with, arising out of, based upon or in any way related to the Joint Venture Agreement. The releases in this Section 7 expressly exclude any claim that may arise under this Agreement or after the date hereof.

8. Release by NYIC. As of the date of this Agreement and subject to the terms and conditions herein, NYIC for itself and on behalf of its present and former officers, directors, employees, representatives, parent and subsidiary entities, successors and assigns (the "NYIC Releasors"), hereby forever releases Viral Genetics and its shareholders, present and former officers and directors, employees, agents, affiliates, subsidiary or parent corporations, representatives, insurers, attorneys, advisors, successors and assigns or anyone acting on their behalf (the "Viral Genetics Releasees") from any and all claims, suits, debts, liens, liabilities, losses, causes of action, rights, damages, demands, obligations, promises, costs and expenses (including, without limitation, attorneys' fees and expenses) of every kind, nature and description, in law or in equity, whether known or unknown, or known in the future, fixed or contingent, billed or unbilled, suspected, disclosed or undisclosed, claimed or concealed from the beginning of time through the date hereof, which against the Viral Genetics Releasees (or any of them) the NYIC Releasors (or any of them) ever had or now have, in connection with, arising out of, based upon or in any way related to the Joint Venture Agreement. The releases in this Section 8 expressly exclude any claim that may arise under this Agreement on or after the date hereof.

9. Representations and Warranties of Viral Genetics. Viral Genetics hereby represents and warrants to NYIC that:
         (a) Authority. Viral Genetics has full corporate right, power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of Viral Genetics, enforceable in accordance with its terms, subject to: (i) applicable bankruptcy, insolvency, fraudulent conveyance and other similar laws affecting the rights of creditors generally, (ii) general equitable principles affecting the enforcement of obligations generally, whether at law, in equity or otherwise, and (iii) the discretion of any court before which any proceeding therefor may be brought. The execution, delivery and performance by Viral Genetics of this Agreement and the other documents contemplated hereby and the consummation of transactions contemplated hereby have been duly authorized by the Board of Directors of Viral Genetics.
         (b) No Breach of Existing Agreements. The execution, delivery and performance by Viral Genetics of this Agreement and the other agreements and documents contemplated hereby and the consummation of the transaction contemplated hereby does not and will not result (with or without lapse of time or the giving of notice or both) in any breach of, or conflict with, any of the terms or provisions of, or constitute a default under, any agreement or instrument, or any judgment, decree or order of any court, to which Viral Genetics is a party or by which any of its assets may be bound. No consent

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         or authorization of any person, firm, corporation or court is required as a condition to Viral Genetics' execution, delivery or performance of this Agreement.

10. Representations and Warranties of NYIC. NYIC hereby represents and warrants to Viral Genetics that:
         (a) Authority. NYIC has full corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of NYIC enforceable in accordance with its terms, subject to: (i) applicable bankruptcy, insolvency, fraudulent conveyance and other similar laws affecting the rights of creditors generally, (ii) general equitable principles affecting the enforcement of obligations generally, whether at law, in equity or otherwise, and
         (iii) the discretion of any court before which any proceeding therefor may be brought. The execution, delivery and performance by NYIC of this Agreement and the other documents contemplated hereby and the consummation of the transactions contemplated hereby have been duly authorized and approved by NYIC's Board of Directors.
         (b) No Breach of Existing Agreements. The execution, delivery and performance by NYIC of this Agreement and the other agreements and documents contemplated hereby and the consummation of the transactions contemplated hereby does not and will not result (with or without lapse of time or the giving of notice or both) in any breach of, or conflict with, any of the terms or provisions of, or constitute a default under, any agreement or instrument, or any judgment, decree or order of any court, to which NYIC is a party or by which any of its assets may be bound. No consent or authorization of any person, firm, corporation or court is required as a condition to NYIC's execution, delivery or performance of this Agreement.

11. Condition Precedent.
         (a) This Agreement shall be conditional upon the delivery of the Termination Agreement with an effective date of October 1, 2003 between Viral Genetics and L&M Global Ventures Inc.

12. Confidential Information.
         (a) NYIC acknowledges that as a result of the Joint Venture Agreement, it has been in a confidential relationship with Viral Genetics and has had access to non-public confidential information and trade secrets of Viral Genetics (collectively, "Viral Genetics Confidential Information"). Viral Genetics Confidential Information includes, but is not limited to, customer and client lists, financial information, price lists, marketing and sales strategies and procedures, computer programs, databases and software, supplier, vendor and service information, intellectual property, strategies, test results, the status of governmental approvals and business plans in respect of Viral Genetics, including the terms, provisions and existence of this Agreement. NYIC agrees to, at all times, maintain the strictest confidentiality of all Viral Genetics Confidential Information and not use or permit the use of, or disclose, discuss, reproduce, distribute, communicate or transmit or permit the disclosure, discussion, communication or transmission of, any Viral Genetics Confidential Information. This Section 13(a) shall not apply to: (i) information that was

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         known by NYIC prior to the entering into of the Joint Venture
         Agreement; (ii) information that, by means other than NYIC's disclosure, becomes generally known to the public; (iii) information that becomes available to NYIC on a nonconfidential basis from a source other than Viral Genetics; provided, however, that such source is not bound by a confidentiality agreement with or other obligation of secrecy to Viral Genetics; (iv) information the disclosure of which is compelled by applicable law, regulation or subpoena (including judicial or administrative proceedings and legal process). In that connection, in the event that NYIC is requested or required by applicable law, regulation or subpoena to disclose any Viral Genetics Confidential Information, NYIC agrees, to the extent practicable, to provide Viral Genetics with prompt written notice of such request or requirement so that Viral Genetics may seek an appropriate protective order or relief therefrom or may waive the requirements of this Section 13(a). If, failing the entry of a protective order or the receipt of a waiver hereunder, NYIC is compelled to disclose Viral Genetics Confidential Information under risk of liability for contempt or other censure or penalty, NYIC may disclose such Viral Genetics Confidential Information, but only to the extent so required.
         (b) Viral Genetics acknowledges that as a result of the Joint Venture Agreement, it has been in a confidential relationship with NYIC and has had access to non-public confidential information and trade secrets of NYIC, its subsidiaries and affiliates (collectively, the "NYIC Confidential Information"). NYIC Confidential Information includes, but is not limited to, customer and client lists, financial information, price lists, marketing and sales strategies and procedures, computer programs, databases and software, supplier, vendor and service information, and business plans in respect of NYIC, including the terms, provisions and existence of this Agreement. Viral Genetics agrees to, at all times, maintain the strictest confidentiality of all NYIC Confidential Information and not use or permit the use of, or disclose, discuss, communicate or transmit or permit the disclosure, discussion, communication or transmission of, any NYIC Confidential Information. This Section 13(b) shall not apply to: (i) information that was known by Viral Genetics prior to entering into the Joint Venture Agreement; (ii) information that, by means other than disclosure by Viral Genetics, becomes generally known to the public;
         (iii) information that becomes available to Viral Genetics on a nonconfidential basis from a source other than NYIC; provided, however, that such source is not bound by a confidentiality agreement with or other obligation of secrecy to NYIC; (iv) information, contacts, strategies, relationships, or actions related to, or learned by, Viral Genetics or Liu as a result of the contemplated joint venture described in the Joint Venture Agreements, including, without limitation, the specific knowledge, ability and strategy of Liu and his associates, and any plan, idea, proposal, or strategy for obtaining any license and effecting distribution of Viral Genetics products in Asia.; or (v) information the disclosure of which is compelled by applicable law, regulation or subpoena (including, without limitation, judicial or administrative proceedings and legal process). In that connection, in the event that Viral Genetics is requested or required by applicable law, regulation or subpoena to disclose any NYIC Confidential Information, Viral Genetics agrees , to the extent practicable, to provide NYIC with prompt written notice of such request or requirement so that NYIC may seek an appropriate protective order or relief therefrom or may waive the requirements of this Section 13(b). If, failing

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         the entry of a protective order or the receipt of a waiver hereunder,
         Viral Genetics is compelled to disclose NYIC Confidential Information under risk of liability for contempt or other censure or penalty, it may disclose such NYIC Confidential Information, but only to the extent so required.

13. Non-Disturbance of Relationships. For so long as NYIC is receiving payment of the Royalty hereunder, and for an additional ten (10) years following the Term, if Viral Genetics has complied with all of its obligations hereunder, NYIC shall not, directly or indirectly, in any capacity, whether as a stockholder, lender, instructor, advisor or consultant, engage in any business or activity anywhere in the world which is competitive with the business and activities of Viral Genetics or any of its subsidiaries or affiliates.

14. Waiver of Notice. Each of NYIC and Viral Genetics hereby waive any notice period which may be required in the Joint Venture Agreement or otherwise.

15. Remedies. In the event of a breach or threatened breach by NYIC of Viral Genetics of any of the provisions of Sections 13 or 14 hereof, the parties hereto shall be entitled to an injunction (both temporary and permanent) to be issued by any court or tribunal of competent jurisdiction to restrain such other party from committing or continuing any such violation, breach and other equitable relief (in each case without being required to post a bond or other security or to establish irreparable harm or to prove any actual damages). In any proceeding for an injunction, the parties agree that their ability to obtain damages shall not be a bar or be interposed as a defense to the granting of a temporary or permanent injunction against them. Each of the parties acknowledges that the other party will not have an adequate remedy at law in the event of any breach as aforesaid and that such parties may suffer irreparable damage and injury in the event of such a breach. Nothing contained herein shall be construed as prohibiting the parties hereto from pursuing any other remedy or remedies available to them in respect of such breach or threatened breach. In addition, if any term or provision of Sections 13 or 14 shall be held invalid or unenforceable because of its duration, geographic scope or for any other reason, the court making such determination shall have the power to modify such provision (whether by limiting the geographic scope, reducing the duration or otherwise to the minimum extent necessary to make such term or provision valid and enforceable), and such term or provision shall be enforceable in such modified form.

16. Indemnification.
         (a) Viral Genetics hereby indemnifies and defends NYIC and each of NYIC's officers, directors, employees, shareholders, agents, advisors or representatives (each, a "NYIC Indemnitee") against, and holds each NYIC Indemnitee harmless from, any loss, liability, obligation, deficiency, damage or expense including, without limitation, interest, penalties, reasonable attorneys' fees and disbursements (collectively, "Damages"), that any NYIC Indemnitee may suffer or incur based upon, arising out of, relating to or in connection with (whether or not in connection with any third party claim): (i) any breach of any representation or warranty made by Viral Genetics contained in this Agreement; (ii) the failure of Viral Genetics to perform or to comply with any covenant or condition required to be performed or complied with by Viral Genetics in accordance with this

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         Agreement; (iii) third party claims relating to any of the Products;
         and (iv) any of the business or activities that may be conducted, directly or indirectly, by Viral Genetics in the Territory or otherwise.
         (b) NYIC hereby indemnifies and defends Viral Genetics and each of the officers, directors, employees, shareholders, agents, advisors or representatives of Viral Genetics (each, a "Viral Genetics Indemnitee") against, and holds each Viral Genetics Indemnitee harmless from, any Damages that such Viral Genetics Indemnitee may suffer or incur arising from, related to or in connection with: (i) any breach of any representation or warranty made by NYIC contained in this Agreement;
         (ii) NYIC's failure to perform or to comply with any covenant or condition required to be performed or complied with by NYIC in accordance with this Agreement; (iii) the termination of the Joint Venture Agreements and (iv) the issuance of shares and options pursuant to the assignments contained in Section 6 (b)(iii) hereof.
         (c) Indemnification Procedures for Third Party Claims.
         (i) Promptly after notice to an indemnified party of any claim or the commencement of any action or proceeding, including any actions or proceedings by a third party (hereafter referred to as "Proceeding" or "Proceedings"), involving any Damage referred to in this Section, such indemnified party shall, if a claim for indemnification in respect thereof is to be made against an indemnifying party pursuant to this Section, give written notice to the indemnifying party, setting forth in reasonable detail the nature thereof and the basis upon which such party seeks indemnification hereunder; provided, however, that the failure of any indemnified party to give such notice shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually prejudiced by the failure to give such notice.
         (ii) In the case of any Proceeding by a third party against an indemnified party, the indemnifying party shall, upon notice as provided above, assume the defense thereof, with counsel reasonably satisfactory to the indemnified party, and, after notice from the indemnifying party to the indemnified party of its assumption of the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof (but the indemnified party shall have the right, but not the obligation, to participate at its own cost and expense in such defense by counsel of its own choice) or for any amounts paid or foregone by the indemnified party as a result of any settlement or compromise thereof that is effected by the indemnified party (without the written consent of the indemnifying party).
         (iii) Anything in this Section 15(c) notwithstanding, if both the indemnifying party and the indemnified party are named as parties or subject to such Proceeding and either party determines with advice of counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the other party or that a material conflict of interest between such parties may exist in respect of such Proceeding, then the indemnifying party may decline to assume the defense on behalf of the indemnified party or the indemnified party may retain the defense on its own behalf, and, in either such case, after notice to such effect is duly given hereunder to the other party, the indemnifying party shall be relieved of its obligation to assume the defense on behalf of the indemnified party, but shall be required to pay any legal or other expenses

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         including, without limitation, reasonable attorneys' fees and disbursements, incurred by the indemnified party in such defense.
         (iv) If the indemnifying party assumes the defense of any such Proceeding, the indemnified party shall cooperate fully with the indemnifying party and shall appear and give testimony, produce documents and other tangible evidence, allow the indemnifying party access to the books and records of the indemnified party (to the extent they are applicable to the Joint Venture or this Agreement) and otherwise assist the indemnifying party in conducting such defense. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement or compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or Proceeding. Provided that proper notice is duly given, if the indemnifying party shall fail promptly and diligently to assume the defense thereof, then the indemnified party may respond to, contest and defend against such Proceeding and may make in good faith any compromise or settlement with respect thereto, and recover from the indemnifying party the entire cost and expense thereof including, without limitation, reasonable attorneys' fees and disbursements and all amounts paid or foregone as a result of such Proceeding, or the settlement or compromise thereof. The indemnification required hereunder shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills or invoices are received or loss, liability, obligation, damage or expense is actually suffered or incurred.

17. Publicity. Neither Viral Genetics or NYIC shall issue or make, or cause to have issued or made, the publication or dissemination of any press release or other public announcement or disclose any matter relating to the existence of this Agreement, the other documents and the transactions contemplated hereby without the prior written consent of the other, except as may be required pursuant to applicable law, regulation or subpoena. Either party to this Agreement shall have the right to publicize the existence of the Agreement but not the material terms thereof, except that NYIC specifically consents to the disclosure of the existence and material terms of this Agreement in the annual Form 10-KSB filing of Viral with the United States Securities and Exchange Commission for the year ended December 31, 2003. If either party intends to publicize this Agreement (including, without limitation, the issuance of a press release), then the prior written approval of the other party shall be required, and such approval shall not be unreasonably withheld.

18. Further Assurances. From time to time prior to, at and after the execution and delivery of this Agreement, Viral Genetics and NYIC shall execute and deliver or cause to be executed and delivered such further documents and instruments and take such further action as Viral Genetics or NYIC may reasonable request in order to more effectively give effect to this Agreement.

19. Miscellaneous.
         (a) Survival. The representations and warranties and other obligations of the parties hereto shall survive the date hereof.
         (b) Successors and Assigns; Assignment; Intended Beneficiaries. This Agreement shall be binding upon and inure to the benefit of Viral Genetics and NYIC and their respective

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         heirs, successors and permitted assigns. For purposes hereof, successors of Viral Genetics and NYIC shall include, without limitation, any corporation or corporations acquiring, directly or indirectly, all or substantially all of the assets of Viral Genetics and NYIC, respectively, whether by merger, consolidation, purchase, lease or otherwise. No party shall assign this Agreement or delegate any of their obligations hereunder without the prior written consent of the other party. Notwithstanding the foregoing, NYIC may elect to assign portions of the consideration payable pursuant to Section 3 to various third parties ("NYIC Assignees"). Viral hereby provides its consent to such assignment(s) provided that NYIC and each of the NYIC Assignees shall execute an Assignment and Assumption Agreement in the form attached hereto as Exhibit B. Further, in the event that any such assignment includes assignment of shares and or options, each NYIC Assignee shall provide to Viral a standard investor representation letter in the form attached hereto as Exhibit C.

         (c) Severability. The invalidity or unenforceability of any provision of this Agreement, or part of any provision of this Agreement, shall not affect the other provisions or parts hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions or parties were omitted.
         (d) Expenses. Each party shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby.
         (e) Amendment; Entire Agreement. This Agreement may not be modified, amended, altered or supplemented, except by a written agreement executed by each of the parties hereto. This Agreement, including the schedules and exhibits hereto, and the instruments and other documents delivered pursuant to this Agreement contain the entire understanding and agreement of the parties relating to the subject matter hereof and supersedes all prior and/or contemporaneous understandings and agreements of any kind and nature (whether written or oral) among the parties with respect to such subject matter, all of which are merged herein.
         (f) Waiver. Any waiver by Viral Genetics, on the one hand, and NYIC, on the other hand, of any breach of or failure to comply with any provision or condition of this Agreement by the other party shall not be construed as, or constitute, a continuing waiver of such provision or condition, or a waiver of any other breach of, or failure to comply with, any other provision or condition of this Agreement, any such waiver to be limited to the specific matter and instance for which it is given. No waiver of any such breach or failure or of any provision or condition of this Agreement shall be effective unless in a written instrument signed by the party granting the waiver. No failure or delay by either party to enforce or exercise its rights hereunder shall be deemed a waiver hereof, nor shall any single or partial exercise of any such right or any abandonment or discontinuance of steps to enforce such rights, preclude any other or further exercise thereof or the exercise of any other right.
         (g) Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (a) if personally delivered, on the Business Day of such delivery (as evidenced by the receipt of the personal delivery service), (b) if mailed certified or registered mail return receipt requested, four (4) Business Days after being mailed, (c) if delivered by overnight courier (with all charges having been prepaid), on the Business Day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (d) if delivered by facsimile transmission, on the Business Day of such delivery if sent by 5:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding Business Day (as evidenced by the printed confirmation of delivery generated by the sending party's telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 18), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second Business Day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:
                  If to Viral Genetics:
                           Viral Genetics
                           905 Mission Street
                           South Pasadena, CA 91030
                           Attn: Haig Keledjian
                           Facsimile No.: (626) 799-2265

                  If to NYIC:

                           New York International Commerce Group, Inc.
                           7 Beach Path
                           Port Jefferson, NY  11777
                           Attn:  Mr. Hugh Austin
                           Facsimile No.: (631) 331-9411

         in each case with a copy to:

                           Jenkens & Gilchrist Parker Chapin LLP
                           The Chrysler Building
                           405 Lexington Avenue
                           New York, NY  10174
                           Attn: Martin Eric Weisberg, Esq.
                           Telecopier: (212) 704-6288

         or to such other address as any party may specify by notice given to the other party in accordance with this Section 18(g).
         (h) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed in that state, without regard to any of its principles of conflicts of laws or other laws which would result in the application of the laws of another jurisdiction. This

         Agreement shall be construed and interpreted without regard to any presumption against the party causing this Agreement to be drafted. Each of the parties unconditionally and irrevocably consents to the exclusive jurisdiction of the Courts of the State of California and the Federal District Court for the _____ District of California with respect to any suit, action or proceeding arising out of or relating to this Agreement or the Transactions contemplated hereby, and each of the parties hereby unconditionally and irrevocably waives any objection to venue in any such Court, and agrees that service of any summons, complaint, notice or other process relating to such suit, action or other proceeding may be effected in the manner provided in Section 18(g). Each of the parties hereby unconditionally and irrevocably waives the right to a trial by jury in any action, suit or proceeding arising out of or relating to this Agreement or the Transactions contemplated hereby.
         (i) Severability. The parties agree that should any provision of this Agreement be held to be invalid, illegal or unenforceable in any jurisdiction, that holding shall be effective only to the extent of such invalidity, illegally or unenforceability without invalidating or rendering illegal or unenforceable the remaining provisions hereof, and any such invalidity, illegally or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. It is the intent of the parties that this Agreement be fully enforced to the fullest extent permitted by applicable law.
         (j) Counterparts; Headings; etc. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same document. This Agreement shall become effective when one or more counterparts, taken together, shall have been executed and delivered by all of the parties. The section headings contained in this Agreement (including, without limitation, section headings and headings in the exhibits and schedules) are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

VIRAL GENETICS, INC.


By: ____________________________________
Name:
Title:

NEW YORK INTERNATIONAL
     COMMERCE GROUP, INC.


By: ____________________________________
Name:
Title:

SCHEDULE A

                    Assets list of NYIC Rep. Office in Beijing
--------------------------------------------------------------------------------
                Office Equipment               Brand/Model           Quantity
--------------------------------------------------------------------------------
                Desktop Computer             Acer                        5
                                           -------------------------------------
                                             GUO HE                      1
                                           -------------------------------------
                                             Philips                     1
--------------------------------------------------------------------------------
Notebook Computer                            IBM                         1
Fax Machine                                  SUMSUNG SF-5100P            1
Copier                                       RICOH FT-3813               1
Laser jet printer                            HP 1200                     1
Stylus Printer                               Epson LQ 1600K              1
Color printer                                Epson 680                   1
Scanner                                      Epson 220                   1
Shredder                                     COMET C-22CC                1
Automatic Checkwriter                        Pulin                       2
Automatic RMB Detector                       Baija WJB-BJYB-600          1
Cold & Hot Water Dispenser                   Midea                       1
Water Purifier                               Qin Yuan QY98-1             1
Dust Collector                               SANYO                       1
Switchboard                                  SUMSUNG                     2
Cordless Telephone                           SUMSUNG MH9049              1
Server                                       Acer                        1
Extension Telephone                          SIEMENS                    11
Ethernet Card                                TENDA                       1
Fast Ethernet Switch                         TENDA                       1
--------------------------------------------------------------------------------
                Office Furniture                          Quantity
--------------------------------------------------------------------------------
Wardrobe                                                     1
Cabinet                                                      4
Filing Cabinet                                               4
Lockers                                                     16
Safe                                                         2
Office Desk                                                 11
Front Desk                                                   1
                                             -----------------------------------
Council Board                                     1 set including 8 chairs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Encoignure                                                   1
Swivel Chair                                                 11
Chinese-style Chair                                          4
Sofa                                                         2
Tea Table                                                    2
Newspaper Stand                                              1
Notice Board                                                 1
--------------------------------------------------------------------------------
                        Other                             Quantity
--------------------------------------------------------------------------------
Automobile: black 1995 Mercedes Benz S500                    1
--------------------------------------------------------------------------------

EXHIBIT A - Form of Option

                              VIRAL GENETICS, INC.

                      Option for the Purchase of _________
                             Shares of Common Stock
                                Par Value $0.001

                             STOCK OPTION AGREEMENT

THE HOLDER OF THIS OPTION, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE OPTION AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE OPTION, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

         This is to certify that, for value received, [name] (the "Optionee") is entitled to purchase from VIRAL GENETICS, INC. (the "Company" or "Corporation"), on the terms and conditions hereinafter set forth, all or any part of __________________ shares ("Option Shares") of the Company's common stock, par value $0.001 (the "Common Stock"), at the purchase price of $[__] per share ("Option Price"). Upon exercise of this option in whole or in part, a certificate for the Option Shares so purchased shall be issued and delivered to the Optionee. If less than the total option is exercised, a new option of similar tenor shall be issued for the unexercised portion of the options represented by this Agreement.

         This option is granted subject to the following further terms and conditions:

         1. This option shall vest and be exercisable immediately. The right to exercise this option with respect to any of the Option Shares shall terminate on April 1, 2007. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

         (a) Deliver to the Corporate Secretary of the Corporation an executed notice of exercise in substantially the form of that attached to this Agreement (the "Exercise Notice") in which there is specified the number of Option Shares which are to be purchased under the exercised option.

         (b) Pay the aggregate Option Price for the purchased shares through full payment in cash or by check made payable to the Corporation's order;

         (c) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

         (d) For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Payment of the Option Price for the purchased shares must accompany such Exercise Notice.

         (e) Upon such exercise, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within five business days of such exercise) to or upon the written order of the Optionee at its address, and in the name of the Optionee, a certificate or certificates for the number of full Option Shares issuable upon the exercise together with such other property (including cash) and securities as may then be deliverable upon such exercise. Such certificate or certificates shall be deemed to have been issued and the Optionee shall be deemed to have become a holder of record of such Option Shares as of the Exercise Date.

         2. The Optionee acknowledges that the shares subject to this option have not and will not be registered as of the date of exercise of this option under the Securities Act or the securities laws of any state. The Optionee acknowledges that this option and the shares issuable on exercise of the option, when and if issued, are and will be "restricted securities" as defined in Rule 144 promulgated by the Securities and Exchange Commission and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements. The Company is under no obligation to register the securities under the Securities Act or under applicable state statutes. In the absence of a registration or an available exemption from registration, sale of the Option Shares may be practicably impossible.

         3. The Company, during the term of this Agreement, will obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Agreement.

         4. The number of Option Shares purchasable upon the exercise of this option and the Option Price per share shall be subject to adjustment from time to time subject to the following terms. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Company or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share Option Price thereof, which may be issued to the Optionee under this Agreement upon exercise of the options granted under this Agreement. The purchase rights represented by this option shall not be exercisable with respect to a fraction of a share of Common Stock. Any fractional shares of Common Stock arising from the dilution or other adjustment in the number of shares subject to this option shall rounded-up to the nearest whole share.

         5. The Company covenants and agrees that all Option Shares which may be delivered upon the exercise of this option will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Optionee and the Company may, in its discretion, withhold such amount or require the Optionee to make such provision of funds or other consideration as the Company deems necessary to satisfy any income tax withholding obligation under federal or state law.

         6. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of Option Shares issuable upon exercise.

         7. This option shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this option or the interest represented hereby or the Option Shares purchasable hereunder until or unless, and except to the extent that, this option shall be exercised.

         8. The Company may deem and treat the registered owner of this option as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

         9. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

         10. This Agreement shall be governed by and construed in accordance with the internal laws of the state of California, without regard to the principles of conflicts of law thereof.

         11. Except as otherwise provided herein, this Agreement shall be binding on and inure to the benefit of the Company and the person to whom an option is granted hereunder, and such person's heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

         IN WITNESS WHEREOF, the Company has caused this option to be executed on the ___ day of __________, 200_, by the signature of its duly authorized officer.

                                             VIRAL GENETICS, INC.


                                             By________________________________
                                                 Duly Authorized Officer

         The undersigned Optionee hereby acknowledges receipt of a copy of the foregoing option and acknowledges and agrees to the terms and conditions set forth in the option.


                                             Per:______________________________

                                 Exercise Notice
                   (to be signed only upon exercise of Option)

TO:      Viral Genetics, Inc.

         The Optionee, holder of the attached option, hereby irrevocable elects to exercise the purchase rights represented by the option for, and to purchase thereunder, ________________________________ shares of common stock of Viral Genetics, Inc., and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Optionee at:

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         If acquired without registration under the Securities Act of 1933, as amended ("Securities Act"), the Optionee represents that the Common Stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Optionee has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Optionee understands that the Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Common Stock may, under certain circumstances, be inconsistent with these exemptions. The Optionee acknowledges that the Common Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available. The Company is under no obligation to register the Common Stock under the Securities Act, except as provided in the Agreement for the option. The certificates representing the Common Stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

         The Optionee agrees and acknowledges that this purported exercise of the option is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

         DATED this ________ day of ________________________________, _________.



                                                ________________________________
                                                Signature

Exhibit B

                                   ASSIGNMENT

         ASSIGNMENT dated as of March __, 2004 (this "Assignment"), from New York International Commerce Group, Inc., a Nevada corporation (the "Assignor"), to _____________ (the "Assignee").

         WHEREAS, Assignor is a party to the Termination Agreement (the "Agreement") dated the 1st day of March, 2004, and effective as of October 1, 2003 by and between Viral Genetics, Inc., a Delaware Corporation ("Viral Genetics") and Assignor; and

         WHEREAS, Section 6(b)(iii) of the Agreement contemplates that the Assignor may assign to third parties a portion of the consideration provided for in Section 6(a).

         WHEREAS, therefore the Assignor is herewith assigning and transferring to Assignee a portion of such consideration under the Agreement; and

         WHEREAS, Assignee hereby accepts said assignment therein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and legal and adequacy of which is hereby acknowledged, the Assignor and the Assignee agree as follow:

         1. Without any further consideration, the Assignor hereby assigns, transfers, disposes and sets over to the Assignee, and Assignee hereby accepts, all of the Assignor's right, title and interest to those shares of fully-paid and non-assessable shares of Common Stock of Viral Genetics and options to purchase shares of common stock of Viral Genetics as more fully set forth on Schedule 1 attached hereto (the "Assigned Interest").
         2. The Assignor acknowledges and agrees that the Assignee is not assuming, directly or indirectly, any of the obligation of the Assignor under the Agreement.
         3. At the request of the Assignee, the Assignor shall execute such other instruments, documents and certificates of transfer and assignment as the Assignee may reasonably request in order to effectuate the terms and provisions of this Assignment Agreement.
         4. The Assignor represents and warrants to the Assignee that the Assignor has not granted any lien in the Assigned Interest.
         5. The terms and provisions of this Assignment Agreement may not be modified, amended or waived, except by an agreement in writing signed by each of the parties hereto.
         6. This Assignment Agreement embodies and constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. There are no promises, representations, warranties, covenants or undertakings with respect to such subject matter, other than those expressly set forth or referred to herein. This Assignment Agreement supersedes all prior and/or contemporaneous agreements and understandings (whether written or oral), if any, between the parties with respect to the subject matter hereof all of which are merged herein.
         7. This Assignment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and performed in the State of New York, without giving effect to its principles of conflicts of law or choice of laws. This Assignment Agreement shall be interpreted and construed without regard to any rule which might require it to be interpreted or construed with a presumption against the party which caused this Assignment Agreement to be drafted.
         8. The Assignor's rights and obligations hereunder are personal to Assignor and shall not be assigned, without the prior written consent of the Assignee. This Assignment Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and permitted assigns.
         9. This Assignment Agreement may be executed in any number of counterparts (including by facsimile signature); each of which shall be deemed to be an original, and all of which, when taken together, shall be deemed to be, and shall constitute, one and the same agreement.

         IN WITNESS WHEREOF, each of the parties have executed this Assignment Agreement as of the date first above written.

                                    New York International Commerce Group, Inc.,
                                         as Assignor

                                    By:________________________________________
                                        Hugh Austin, President

Acknowledged and Agreed:

_____________________________

                , as Assignee

EXHIBIT C

INVESTMENT REPRESENTATIONS


Viral Genetics, Inc.
905 Mission Street
South Pasadena, CA 91030

Re:      Acquisition of Common Stock and or Options to Purchase Common Stock

Gentlemen:

         In connection with the acquisition by the undersigned of the of common stock and/or options to purchase common stock, including the common stock underlying such options (collectively the "Securities") of Viral Genetics, Inc., in a private transaction from New York International Commerce Group, Inc., the undersigned represents that the Securities are being acquired without a view to, or for, resale in connection with any distribution of such Securities or any interest therein without registration or other compliance under the Securities Act of 1933, as amended (the "Securities Act"), and that the undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking.

         The undersigned understands that the Securities have not been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions not involving any public offering and transaction by a person other than an issuer, underwriter, or dealer, and that any disposition of the subject Securities may, under certain circumstances, be inconsistent with this exemption and may make the undersigned an "underwriter" within the meaning of the Securities Act. It is understood that the definition of an "underwriter" focuses on the concept of "distribution" and that any subsequent disposition of the subject Securities can only be effected in transactions that are not considered distributions. Generally, the term "distribution" is considered synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising. Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets. These criteria are set forth specifically in Rule 144 promulgated under the Securities Act. After one year from the date the Securities are fully paid for and the subscription is accepted by the issuer, all as calculated in accordance with Rule 144(d), sales of the Securities in reliance on Rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule. After two years from the date the Securities are fully paid for, as calculated in accordance with Rule 144(d), they can generally be sold without meeting these conditions provided the holder is not (and has not been for the preceding three months) an affiliate of the issuer.

         The undersigned acknowledges that the Securities must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The issuer is under no obligation to register the Securities under the Securities Act or under Section 12 of the Securities Exchange Act of 1934, as amended, except as may be expressly agreed to by it in writing. If Rule 144 is available, and no assurance is given that it will be, initially only routine sales of such Securities in limited amounts can be made in reliance on Rule 144 in accordance with the terms and conditions of that rule. The issuer is under no obligation to the undersigned to make Rule 144 available, except as may be expressly agreed to by it in writing. In the event Rule 144 is not available, compliance with Regulation A or some other disclosure exemption may be required before the undersigned can sell, transfer, or otherwise dispose of such Securities without registration under the Securities Act. The issuer's registrar and transfer agent will maintain a stop transfer order against the registration of transfer of the Securities, and the certificates representing the Securities will bear a legend in substantially the following form so restricting the sale of such Securities:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the "Securities Act"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

         The issuer may refuse to register transfer of the Securities in the absence of registration under federal securities laws or compliance with Rule 144, unless the undersigned furnishes the issuer with a "no action" or interpretative letter from the Securities and Exchange Commission or an opinion of counsel reasonably acceptable to the issuer stating that the transfer is proper. Further, unless such letter or opinion states that the Securities are free of any restrictions under the Securities Act, the issuer may refuse to transfer the Securities to any transferee who does not furnish in writing to the issuer the same representations and agree to the same conditions with respect to such Securities as set forth herein. The issuer may also refuse to transfer the Securities if any circumstances are present reasonably indicating that the transferee's representations are not accurate.


Dated:  ___________________, 2004        _______________________________________
                                         Signature


                                         _______________________________________
                                         Print Name

                                         _______________________________________
                                         Street

                                         _______________________________________
                                         City, State, and Zip Code

                                      C-2